UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 July 16, 2003
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                               CLAYTON HOMES, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE               1-8824              62-1671360
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(State or other       (Commission  File         (IRS  Employer
 jurisdiction          Number)                   Identification No.)
 of incorporation)


5000  Clayton  Road
Maryville, Tennessee                                                37804
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(Address of principal executive offices)                          (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (865) 380-3000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM  5.  OTHER  EVENTS

On July 16, 2003, the Company filed a press release reporting the extension of the expiration date for the option tender offer. A copy of the press release is attached as Exhibit 99.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1 Press Release dated July 16, 2003 reporting the extension of the expiration date for the option tender offer.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLAYTON  HOMES,  INC.
                              ---------------------
                              (Registrant)


Date:          July 16,  2003           /s/  Kevin T. Clayton
               ------------------     -----------------------
                                           Kevin T. Clayton
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION                                         PAGE
----------------------------------------------------------------------
99.1        Press  Release  dated July 16, 2003                   5

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                                                       EXHIBIT  99-1

NEWS RELEASE

FOR IMMEDIATE RELEASE
-----------------------
JULY 16, 2003                            CONTACT:     INVESTOR RELATIONS
                                         PHONE:       865-380-3206
                                         FAX:         865-380-3784

CLAYTON  HOMES, INC. (CMH: NYSE) EXTENDS EXPIRATION DATE FOR OPTION TENDER OFFER

Clayton Homes, Inc. announced today that, as contemplated by the Company's Offer to Purchase, it is extending the expiration date for its offer to purchase for cancellation certain of its outstanding stock options. The expiration date, which was scheduled to be 5:00 p.m, Eastern Daylight Time, on July 15, 2003, has been extended until 5:00 p.m., Eastern Daylight Time, on July 18, 2003, unless extended or terminated. The company has announced that as of yesterday it had received more than the number of options required to satisfy that obligation under the merger agreement with Berkshire Hathaway.

This press release is not an offer to purchase or a solicitation of acceptance of the offer to purchase, which may be made only pursuant to the terms of the Offer to Purchase, dated June 16, 2003, and related Election to Tender Eligible Options.


Clayton Homes, Inc. is a vertically integrated manufactured housing company with 20 manufacturing plants, 296 Company owned stores, 611 independent retailers, 86 manufactured housing communities, and financial services operations that provide mortgage services for 168,000 customers and insurance protection for 100,000 families.

This press release contains forward-looking statements with respect to management's beliefs about the financial condition, results of operations and business of Clayton Homes in the future. These statements involve risks and uncertainties. The actual outcome could differ materially from that contemplated by such statements. Factors that could cause or contribute to such differences could include, but are not limited to: market conditions in the manufactured housing market, the degree of continued market acceptance of Clayton Homes' products, competition, failure of the requisite stockholders to approve the merger, litigation related to the merger, and merger-related costs and expenses. The non-merger related factors mentioned above, as well as other factors that could affect Clayton Homes' business, are discussed in Clayton Homes' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, on file with the Securities and Exchange Commission. Clayton Homes does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.




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